UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2006
MICRO LINEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24758 (Commission File Number)	94-2910085 (I.R.S. Employer Identification No.)

2050 Concourse Drive, San Jose, California (Address of principal executive offices)	95131 (Zip Code)
(408) 433-5200
(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events.
     On September 1, 2006, Micro Linear Corporation issued a press release announcing that its board of directors had selected September 25, 2006 as the record date for a special meeting of stockholders. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press release dated September 1, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: September 1, 2006

MICRO LINEAR CORPORATION
By:	/s/ Michael W. Schradle
Michael W. Schradle
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release dated September 1, 2006

4